                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): October 3, 2002

                                PROQUEST COMPANY
 -------------------------------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    DELAWARE
 -------------------------------------------------------------------------------
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

        1-3246                                          36-3580106
------------------------                    ------------------------------------
(COMMISSION FILE NUMBER)                    (I.R.S. EMPLOYER IDENTIFICATION NO.)

                 300 NORTH ZEEB ROAD, ANN ARBOR, MICHIGAN 48103
 -------------------------------------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (734) 761-4700
                            -------------------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

ITEM 5. OTHER EVENTS.

     On October 8, 2002, Proquest Company (the "Registrant") announced that on October 3, 2002 it replaced its then existing credit facility with a $175 million revolving credit facility with Bank of America N.A., as the lead agent bank. The Registrant also announced that on October 3 it completed the private placement of $150 million in 5.45% senior notes, due October 1, 2012. A copy of the press release describing these transactions is included as an exhibit to this Current Report on Form 8-K, and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c) Exhibits. A list of Exhibits included as part of this report is set forth in the Exhibit Index which immediately precedes such exhibits and is incorporated herein by reference.

                                   SIGNATURES
                                   -----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            PROQUEST COMPANY
                                            (Registrant)

Date:  October 8, 2002

                                      By:  /s/  Todd W. Buchardt
                                           -------------------------------------
                                      Title:  Vice President and General Counsel
                                             -----------------------------------

                                  EXHIBIT INDEX
                                 --------------

Exhibit
Number      Description
-------     -----------

99.1 Press release, dated October 8, 2002, announcing closing of new credit agreement and note placement.